March 26, 2014 Exhibit 99.1

Forward-Looking Statements
2
This presentation and the documents incorporated by reference contain “forward-looking” statements within the meaning of the federal securities laws, and such statements are intended to be covered by the safe harbors created thereby. These forward-looking statements reflect our current views with respect to, among other things, our operations and financial performance. All statements herein or therein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases, such as “anticipate,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “outlook” or the negative version of these words or other similar words or phrases. These statements discuss, among other things, our strategy, store openings, integration and remodeling, the development, implementation and integration of our Internet business, conversion rate improvements, future financial or operational performance, including future revenue and profits, projected sales or earnings per share for certain periods, comparable store net sales from one period to another, cost savings, results of store closings and restructurings, outcome or impact of pending or threatened litigation, domestic or international developments, amount and allocation of future capital expenditures, growth initiatives, inventory levels, cost of goods, selection and type of merchandise, marketing positions, implementation of safety standards, future financings, estimates regarding future effective tax rates, and other goals and targets and statements of the assumptions underlying or relating to any such statements.
These statements are subject to risks, uncertainties and other factors, including, among others, the seasonality of our business, competition in the retail industry, changes in our product distribution mix and distribution channels, general economic factors in the United States and other countries in which we conduct our business, consumer spending patterns, live birth trends, our ability to implement our strategy, marketing strategies, the availability of adequate financing, access to trade credit, changes in consumer preferences, our dependence on key vendors for our merchandise, political and other developments associated with our international operations, costs of goods that we sell, labor costs, transportation costs, domestic and international events affecting the delivery of toys and other products to our stores, product safety issues including product recalls, the existence of adverse litigation, changes in laws that impact our business, our substantial level of indebtedness and related debt-service obligations, restrictions imposed by covenants in our debt agreements and other risks, uncertainties and factors set forth under Item 1A entitled “RISK FACTORS” of
Toys“R”Us, Inc.’s Annual Report on Form 10-K for the fiscal year ended February 2, 2013 and its other reports and documents filed with the Securities and Exchange Commission. In addition, we typically earn a disproportionate part of our annual operating earnings in the fourth quarter as a result of seasonal buying patterns and these buying patterns are difficult to forecast with certainty. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in those reports and documents. We believe that all forward-
looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to update these statements in light of subsequent events or developments unless required by the Securities and Exchange Commission’s rules and regulations. Actual results may differ materially from anticipated results or outcomes discussed in any forward-looking statement.

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

TRU TRANSFORMATION
easy expert fair

1. Introduction 2. Diagnosis 3. TRU Transformation 3

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

TRU transformation

TRU TRANSFORMATION
easy ★ expert ★ fair

Fully transform the CUSTOMER EXPERIENCE
Develop high performing and highly focused TEAMS
Collaborate with BUSINESS PARTNERS to drive
differentiation, innovation and value
Continue to keep kids safe and help them in times of
need in OUR COMMUNITIES
Position the business for growth and return for
INVESTORS
4
THE TOY AND JUVENILE PRODUCTS AUTHORITY AND
DEFINITIVE DESTINATION FOR KID FUN,
GIFT-GIVING SOLUTIONS AND PARENTING SERVICES

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

5

1. Introduction 2. Diagnosis 3. TRU Transformation 5

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US HAS UNIQUE BRAND STRENGTHS 6

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

BABIES R US
TOYS R US

TOYS R US

TOYS R US
BABIES R US

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US IS ONE OF THE MOST RECOGNIZED
RETAIL BRANDS IN THE WORLD
Recognized as one of the most valuable global brands¹
Net sales of $12.5 billion (FY ‘13)
Balanced global presence; over 1,700 stores in 36 countries
Broad year-round selection of toy and juvenile items
3,900 active vendor relationships with a growing assortment of exclusive brands
Leading omnichannel capabilities
Long 65+ year history of serving families = STRONG BRAND RECOGNITION
Japan
1
The Brand Finance Global 500 (2013)
7
China
U.K.

INTRODUCTION ✦ DIAGNOSIS ✦ TRU TRANSFORMATION

North America
United States - **873**
Canada - **106**

Middle East
*Israel - **24**
*Saudi Arabia - **12**
*United Arab Emirates - **8**
*Egypt - **4**
*Kuwait - **2**
*Bahrain - **1**
*Oman - **1**
*Qatar - **1**

Africa
*South Africa - **37**

Europe
United Kingdom - **79**
Germany - **62**
Iberian Peninsula - **58**
*Scandinavia - **52**
France - **49**
Austria - **15**
Switzerland - **9**
Poland - **8**

Asia
Japan - **160**
China - **53
Malaysia - **25
*Philippines - **19**
Taiwan - **18
Hong Kong - **15
Thailand - **12
Singapore - **6
*Macau - **1**
Brunei - **1
*South Korea - **28**

Australia
Australia - **34**

TRU TRANSFORMATION
easy ★ expert ★ fair

8
Owned international business accounts for 39%
of total annual sales
STRONG INTERNATIONAL PRESENCE DRIVEN BY
GROWTH IN CHINA
*License
**Joint Venture in which we hold approx. 70% ownership
As of March 5, 2014
TRU Asia JV:
150 Stores

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US HAS STRONG STORE PROFITABILITY
9
98% of 862
1
stores
were 4-wall EBITDA
positive during FY2013
•
58% owned or ground leased
94% of 635
1,2
stores
were 4-wall EBITDA
positive during FY2013
•
17% owned or ground leased
International U.S.
1
Includes Long Term Express and Outlets, excludes stores that were not open during the full 12-month time frame
2
Does not include Licensed Stores

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

rewards R us

BABIES R US registry

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US HAS A STRONG AND LOYAL
CUSTOMER BASE
18M
active members and
growing
70%
of sales are done with
these customers
18M
registrants to-date
73%
of all moms surveyed by
TheBump.com register at
Babies“R”Us
Internal Sources
U.S. Programs
Nearly 11 Million Active Members in Similar Loyalty Programs in
Countries Around the World
10

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

+30%
+29%
+12%
+2%

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US HAS A BASE OF $1.2 BILLION IN
GLOBAL INTERNET SALES FROM WHICH TO GROW
• Launched mobile-optimized
websites and dedicated apps for iOS
and Android:
o
Canada
o
China
o
France
o
Germany
o
Spain
o
Japan
o
Australia
o
Portugal
o
Austria
o
Switzerland
o
Netherlands
o
U.K.
o
Poland (2014)
• Site enhancements made in U.S. in
2013 already benefitting
international markets
Now in 13 Countries
and 8 Languages
$1.2
BILLION
11
5 Year CAGR of 15%
498
578
602
782
1,005
1,129
1,157
2007 2008 2009 2010 2011 2012 2013

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

$ in millions

TRU TRANSFORMATION
easy ★ expert ★ fair

GLOBAL e-COMMERCE SALES
Leveraging Omnichannel Initiatives Provides Growth Opportunities
and Efficiencies in Cost and Inventory
Omnichannel includes: In-Store Pick Up, Ship to Store, Ship from Store, U.K. Click and Collect
12
Traditional DC Fulfillment Omnichannel
Traditional
DC
Fulfillment
Omnichannel
$498
$578
$602
$782
$1,005
$1,129
$1,157
1%
2007 2008 2009 2010 2011 2012 2013
31%
22%
15%

INTRODUCTION ✦ DIAGNOSIS ✦ TRU TRANSFORMATION

ADVENTURE TIME
REGULAR SHOW

SKYLANDERS
SWAP FORCE

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US HAS WELL-ESTABLISHED VENDOR RELATIONSHIPS • Able to provide vendors with a year-round distribution outlet for the broadest assortment of their products in the U.S. and abroad 13

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US BUSINESS PERFORMANCE IN 2013 WAS DISAPPOINTING 14

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

DIAGNOSIS: MACRO 15

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

% Increase/Decrease

TRU TRANSFORMATION
easy ★ expert ★ fair

RECENT BIRTH RATE DECLINES HAVE IMPACTED
BOTH THE TOY AND JUVENILE BUSINESSES
U.S. birth rate has declined significantly since 2007
Source for actuals: CDC/NCHS, National Vital Statistics System
3.1%
1.2%
(1.6%)
(2.8%)
(3.2%)
(1.1%)
(0.0%)
(0.9%)
(4.0%)
(3.0%)
(2.0%)
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
2006 2007 2008 2009 2010 2011 2012 6 Months
June 2013
16

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

$ in billions
+1.9%

TRU TRANSFORMATION easy ★ expert ★ fair

U.S. TOY INDUSTRY SALES HAVE BEEN RELATIVELY
FLAT
Source: The NPD Group/ U.S. Toy Consumer Tracking Service as published by the Toy Industry Association, Inc.
Note: Includes Action Figures/Accessories/Role Play, Arts & Crafts, Building Sets, Dolls, Games/Puzzles, Infant/Preschool,
Youth Electronics, Outdoor & Sports Toys, Plush, Vehicles, All Other Toys
17
$21.6
$22.0
$22.1
$16.0
$17.0
$18.0
$19.0
$20.0
$21.0
$22.0
$23.0
$24.0
2011 2012 2013
+0.3%

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

(Billions)

TRU TRANSFORMATION
easy expert fair

THE RAPID GROWTH OF ONLINE SHOPPING
CONTINUES…
Estimated annual U.S. e-commerce retail sales
increased 17% in 2013 vs. 2012
Source: Retail Indicators Branch, U.S. Census Bureau; last revised February 18, 2014.
3Q 2013 is a revised estimate;4Q 2013 is a preliminary estimate.
18
$112
+23.6%
$135
+20.2%
$140
+4.2%
$143
+1.7%
$166
+16.2%
$193
+16.4%
$224
+16.3%
$263
+17.0%
$0
$50
$100
$150
$200
$250
$300
2006 2007 2008 2009 2010 2011 2012 2013E

DIAGNOSIS: INTERNAL EXECUTION ISSUES 19

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

Company does lead competitors on some metrics…
20
Strong
Weak
NEWEST ITEMS
Strong
Weak
“HOT” TOYS
LEADER
Competitor #3
Competitor #2
Competitor #3
Competitor #1
Strong
Weak
FRIENDLY* EMPLOYEES
LEADER
Competitor #2
*Competitor #3: N/A
LEADER
Competitor #1
Measured U.S. customer perception / Source: Cambridge Group
Competitor #1
and #2
TOYS“R”US HAS BIG OPPORTUNITIES TO IMPROVE CUSTOMER
RELATIONSHIPS AND BECOME A MORE CUSTOMER-CENTRIC BUSINESS

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

…but has much room to improve
TOYS“R”US HAS BIG OPPORTUNITIES TO IMPROVE CUSTOMER
RELATIONSHIPS AND BECOME A MORE CUSTOMER-CENTRIC BUSINESS
21
Strong
Weak
FAST CHECKOUT
LEADER
Competitor #1
Competitor #3
Competitor #2
Strong
Weak
ORGANIZED SHELVES*
Strong
Weak
EASY RETURNS
LEADER LEADER
Competitor #1
Competitor #2
Competitor #3
Competitor #2
Competitor #1
Measured U.S. customer perception / Source: Cambridge Group
*Competitor #3: N/A

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US HAS NOT MOVED FAST ENOUGH TO MAKE IMPORTANT
INVESTMENTS TO IMPROVE ONLINE SHOPPING OPERATIONS
Measured U.S. customer perception / Source: Cambridge Group
Strong
Weak
LEADER
ASSORTMENT
Strong
Weak
SITE DESIGN / NAVIGATION /
MOBILE APP PERFORMANCE
Strong
Weak
SHIPPING
LEADER LEADER
Competitor #3
Competitor #2
Competitor #1
Competitor #3
Competitor #2
Competitor #1
Competitor #3
Competitor #2
Competitor #1
22

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

HOT PRICE EVERY DAY

Now includes online prices, too! PRICE MATCH GUARANTEE

RED HOT DEAL

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US HAS A PRICE PERCEPTION CHALLENGE Measured customer perception of: Source: Cambridge Group 23 Coupons Frequent promotions Sales/discounts Price Match Guarantee Fair prices

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

Competitor #3
Competitor #2
and
Competitor #1

TRU TRANSFORMATION
easy ★ expert ★ fair

TOYS“R”US HAS A BIG OPPORTUNITY TO DELIVER A BETTER IN-STOCK EXPERIENCE Strong Weak LEADER ALWAYS IN STOCK 24 Source: Cambridge Group

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRANSFORMATION
easy ★ expert ★ fair

U.S. MARGINS HAVE BEEN PRESSURED DUE TO EXCESSIVE
PROMOTIONAL ACTIVITY AND POOR INVENTORY MANAGEMENT
Note: 2013 excludes the impact of the $51 million domestic reserve
25
34.8% 34.8%
34.3%
35.4%
33.3%
35.9%
36.6%
38.0%
38.3%
38.7%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY2009 FY2010 FY2011 FY2012 FY2013
Domestic International

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

Sales ($ in millions)
Store Count

TRANSFORMATION
easy ★ expert ★ fair

INTERNATIONAL BUSINESS HAS BEEN SOFT, OFFSET
BY STRONG GROWTH IN CHINA
In FY2013, we opened 24 new stores in China, bringing our total store count to 53.
Note: Express stores with a cumulative lease term of at least two years are included in our overall store count
26
$5,251
$5,243
$5,516
$5,394
$4,905
514
524
626
665
704
200
300
400
500
600
700
800
900
1,000
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
FY2009 FY2010 FY2011 FY2012 FY2013
In USD$ at each year's actual fx

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

SG&A (% of Sales)
SG&A ($ in millions)

TRU TRANSFORMATION easy expert fair

GLOBAL SG&A COST STRUCTURE HAS NOT FLEXED DOWN
CONSIDERING DECLINING SALES GROWTH AND COMP PERFORMANCE
Note: SG&A excludes one-time items. See the Appendix for a summary of the adjustments.
27
$3,699
$3,865
$3,975
$4,003
$3,925
27.3%
27.9%
28.6%
29.6%
31.3%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
FY2009 FY2010 FY2011 FY2012 FY2013
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

$ millions

TRU TRANSFORMATION easy expert fair

AFTER RECORD HIGHS, EBITDA HAS DECLINED
FOUR YEARS IN A ROW
28
Note: 2005-2013 represents Adjusted EBITDA (Refer to prior SEC filings for the reconciliation of adjustments); Toys Japan not consolidated prior to
2006, Japan 2005 EBITDA of $35M net of royalties
$0
$200
$400
$600
$800
$1,000
$1,200
79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 09 11 13

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

$ in millions

TRU TRANSFORMATION
easy expert fair

THE COMPANY HAS NO SIGNIFICANT NEAR-TERM
DEBT MATURITIES
Other
Excludes North American ABL, European and Australian ABL, Japan Committed Credit Lines, and Uncommitted Credit Lines related to the Asia JV
Other
As of February 1, 2014
Delaware
Term Loan
(B1)
Delaware
HY Notes
Toys“R”
Us, Inc.
Notes
Delaware
Term Loan
(B2 & B3)
Toys“R”
Us, Inc.
Notes
Propco I
Term
Loan
Propco II
Notes
UK Real
Estate
Loans
29
Recently completed the successful refinancing of our $1.85 billion senior secured revolving credit facility
-
500
1,000
1,500
2014 2015 2016 2017 2018 2019 2020+

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

TO SUM IT UP, WE HAVE FOUR BIG ISSUES TO FIX… • Customer Experience • Price Perception • Inventory Management Disciplines • Right-Sized Cost Base 30 …AND THEY ARE IN OUR CONTROL TO FIX

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

1. Introduction 2. Diagnosis 3. TRU Transformation 31

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

MISSION WE BRING JOY INTO THE LIVES OF OUR CUSTOMERS THE TOY AND JUVENILE PRODUCTS AUTHORITY AND DEFINITIVE DESTINATION FOR KID FUN, GIFT-GIVING SOLUTIONS AND PARENTING SERVICES 32

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

GUIDING PRINCIPLES EASY EXPERT FAIR TO SHOP IN THE TOY AND BABY CATEGORIES PRICES 33

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

- ✓
- ✓
- ✓
- ✓
- ✓
- ✓

TRU TRANSFORMATION
easy ★ expert ★ fair

The BROADEST SELECTION OF PRODUCTS
to help kids and
babies develop, learn, have fun and be safe
The EASIEST PLACE TO RESEARCH AND FIND SOLUTIONS
throughout the journey of parenthood
The BEST RESOURCE FOR CHILDREN’S GIFT-GIVING
OCCASIONS
FAIR PRICES
EXPERT SERVICE AND UNIQUE SERVICES
The ability to shop WHENEVER, WHEREVER AND HOWEVER
YOU WANT
CUSTOMER PROMISE
34

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

THE 3 PILLARS OF OUR 2014 STRATEGY 35 TRANSFORM THE CUSTOMER EXPERIENCE DEVELOP HIGH-PERFORMING, HIGHLY ENGAGED, DIVERSE TALENT BECOME FIT FOR GROWTH 2 1 3

INTRODUCTION ✱ DIAGNOSIS ✱ TRU TRANSFORMATION

IRON MAN 3
15% off
6 months special financing
dollar shop

TRU TRANSFORMATION
easy ★ expert ★ fair

TRANSFORM THE IN-STORE SHOPPING EXPERIENCE
Put the customer at the
center of decisions; solve
any problems with
immediacy; leverage
consumer insights
Be the true specialist –
add store labor in key
areas to drive sales
and improve service
Improve in-stocks and
speed of checkout
Improve execution
of in-store
initiatives
Better tailor
messaging to
customers to
ensure relevancy
1
2
3
4
5
Reduce clutter and
introduce better
store  signage
6
36
Clean up existing stores to
be fit for growth; improve
navigation
7

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

Toys R Us
FREE

TRU TRANSFORMATION
easy ★ expert ★ fair

DEVELOP STORE OF THE FUTURE
Slow store growth in the U.S. as work is done to fix current store base
Identify and test
future store
concepts
Deliver fun and
exciting experiences
in stores across the
company
Leverage
Side-by-Side
learnings
1
2
3
37
Reimagine
opportunities for
merchandising,
adjacencies
and space
4

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

Baby Registry
Wish List
Gift Cards
Gift Finder
SHOP BY
My Cart
20% off
Get Coupon & Details
Disney Frozen
Narrow By:
Category
Gender
Boys
Girls
Age
Brand
FROZEN
Sort By:
Results Per Page:
$14.99

TRU TRANSFORMATION
easy ★ expert ★ fair

OPTIMIZE e-COMMERCE EXPERIENCE
Continue to
improve in-store
pick up
integration
Improve inventory
accuracy and
order status
communication
Reduce load times
online and on
mobile app
Improve
Ship from Store
execution
1
2
3
4
38

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

BABIES R US registry

Social Media
Public Relations
Multi-Media
Email
Website
Search
In-store Marketing
Magazine
Direct Mail
Insert
Blogs
Mobile

rewards R US

TRU TRANSFORMATION
easy ★ expert ★ fair

CREATE MEANINGFUL CUSTOMER RELATIONSHIPS THROUGH
LOYALTY AND TARGETED MARKETING PROGRAMS
•
Strengthen Rewards“R”Us to build stronger relationships with loyal customer base and create a more compelling offering
•
Translate program into a true competitive advantage
•
Improve content relevancy to provide targeted messaging based on purchase history
•
Transition portion of marketing spend to emerging media channels
•
Maintain and accelerate Registry by:
–
Strengthening Registry incentive offering
–
Enhancing digital and omnichannel offerings as they relate to Registry
–
Introducing new services to guide the Registry creation and
maintenance process
39

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

IMPROVE PRICE PERCEPTION
Source: Cambridge Group
• SIMPLIFY AND OPTIMIZE PROMOTIONAL ACTIVITY
• BETTER COMMUNICATE PRICE MATCH GUARANTEE
40
Strong
Weak
LEADER
FAIR PRICES I CAN TRUST
Competitor #2
Competitor #3
Competitor #1
Strong
Weak
LEADER
PRICE MATCHING
Competitor #2
Competitor #3
Competitor #1

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

Pampers
cruisers
BUY 2 GET 3RD FREE
ALL Pampers mega packs of diapers (28-78 ct.) & Easy Up Training Pants (40-44 ct.) (Reg. 18.99 ea.)

BUY 1 GET 1 50% OFF
ALL LeapFrog Explorer or VTech Innotab software**
BUY 1 GET 1 50% OFF
ALL Fisher-Price Little People toys**
Excludes ride-ons and CDs.
BUY 1 GET 1 50% OFF
ALL Crayola arts & crafts**
Excludes bath items.
Brands cannot be combined.

Sale
Save $10
when you buy ANY one (1) of these Disney Costumes:
AND
when you buy one (1) of these select Disney Titles:
Item #: Various
Excludes Role Play, Apparel & Dress-Up.

TRU TRANSFORMATION
easy ★ expert ★ fair

DEVELOP CLEAR PRICING STRATEGY AND SIMPLIFY PROMOTIONAL OFFERS 41 Printed Ad In-Store

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

PUT DISCIPLINES BACK INTO INVENTORY MANAGEMENT AND INTO GROWING OPERATING MARGINS 42 FY-2006 FY-2007 FY-2008 FY-2009 FY-2010 FY-2011 FY-2012 FY-2013 U.S. Inventory Turnover

INTRODUCTION • DIAGNOSIS • TRU TRANSFORMATION

LEGO
SUPER HEROES
7-14

shimmer n sparkle
Cra-Z-Loom
Fashion Fun!
rubber band bracelet maker

The Gross Electronic Pup-Pet!
THE Ugglys
TRY ME!

LEGO
THE LEGO MOVIE
Join us for a
LEGO Movie Building Event!
SATURDAY, FEBRUARY 8
12-2 PM

THE LEGO MOVIE

FREE BiKe ASSeMBLY!
with any bike purchase!

DeLiveRY & ASSeMBLY
Now available in ALL stores!

why rent a breast pump?
There are as many reasons as there are moms and babies why renting a breast pump can make sense. Renting a highly efficient Medela Symphony breast pump, like the ones hospitals often use, offers a host of benefits:
• Helps to simulate lactation
• Greater Efficiency helps build and maintain milk supply, allowing for more milk in less time.
• Allows you to provide breast milk when baby is unable to feed at the breast
• Made with protective barriers that keep the bottles sanitary
Read about the Affordable Care Act and coverage for breast pump rentals learn more ▸
See below for stores that offer rentals
medela

TRU TRANSFORMATION
easy ★ expert ★ fair

LEVERAGE BUSINESS PARTNER RELATIONSHIPS TO DRIVE CATEGORY LEADERSHIP AND TRUE DIFFERENTIATION IN PRODUCTS AND SERVICES In-Store Events 43 Exclusive Products Store Services

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

TRU TRANSFORMATION
easy expert fair

DEPLOY CAPITAL TO DRIVE KEY INITIATIVES U.S. Real Estate Maintenance International Growth Global e-Commerce Supply Chain 44 Global Information Technology

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

45
• Identify substantial cost and working capital savings opportunities through process and operating model improvements
• Focus areas include:
• Supply Chain
• Marketing
• Merchandising
• Store Operations
• e-Commerce
• Maintenance
• Logistics
• Procurement
• IT
• Finance
APPROPRIATELY SCALE COST STRUCTURE AND SG&A THROUGH
EXPENSE CONTROL AND PROCESS IMPROVEMENT

INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU TRANSFORMATION
easy ★ expert ★ fair

DEVELOP HIGH-PERFORMING AND HIGHLY
FOCUSED TEAMS
4
5
Culture & Engagement
Create and sustain a culture of high
engagement so we can attract and retain
top talent
1
Organizational Structure
Review organizational structure and roles
and responsibilities within key functions
2
Strengthen Talent
Create infrastructure that will ensure we
consistently assess and develop talent
3
Productivity Tracking
Create and sustain culture of accountability
by establishing a more robust goal-setting
process
46
Training
Drive sales and service training and develop
proper organizational structure to improve
performance and profitability in stores
6
Rewards & Recognition
Enhance our ability to hire and retain great talent
by rewarding those behaviors and results that
truly impact the performance of the business

INTRODUCTION DIAGNOSIS TRU TRANSFORMATION

TRU TRANSFORMATION
easy expert fair

Focus for 2014 will be to make changes and strengthen the
THIS WILL TAKE TIME – PROGRESS WILL BE STEADY
47
Execute Flawlessly
Streamline the Organization With Recalibrated Performance Expectations
Right Size the Cost Structure Control Expenses and Improve Processes
Become Easier to Do Business With
Make Progress on FAIR Prices
Improve Store Conditions
Provide a Better Customer Experience in-store and online and become a customer-centric company
Focused metrics: Slow Sales Decline; Stabilize Cash Flow; Improve EBITDA
foundation of the company so revenue and profits can grow in
2015 and beyond
,
,

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

TRU transformation

★

easy

★

expert

★

fair

TRU TRANSFORMATION
easy ★ expert ★ fair

48

★ INTRODUCTION ★ DIAGNOSIS ★ TRU TRANSFORMATION

✓

✓

✓

✓

✓

✓

TRU TRANSFORMATION
easy ★ expert ★ fair

CUSTOMER PROMISE
49
The BROADEST SELECTION OF PRODUCTS
to help kids and
babies develop, learn, have fun and be safe
The EASIEST PLACE TO RESEARCH AND FIND SOLUTIONS
throughout the journey of parenthood
The BEST RESOURCE FOR CHILDREN’S GIFT-GIVING
OCCASIONS
FAIR PRICES
EXPERT SERVICE AND UNIQUE SERVICES
The ability to shop WHENEVER, WHEREVER AND HOWEVER
YOU WANT

APPENDIX

RECONCILIATION FROM REPORTED SG&A TO
SG&A EXCLUDING ONE-TIME ITEMS
$ in millions FY2009 FY2010 FY2011 FY2012 FY2013
Reported SG&A 3,730 $       3,942 $       4,029 $       4,041 $       4,010 $
Litigation expense -               23                8                    1                    23
Sponsors’ management and advisory fees 15                20                20                21                22
Prior period adjustments -               16                -               -               17
Compensation expense -               6                    1                    2                    7
Restructuring 5                    3                    3                    2                    -
Certain legal and accounting transaction costs -               -               6                    6                    1
Acquisition costs -               -               4                    -               -
Severance 5                    4                    7                    -               13
Store closure costs 6                    5                    5                    6                    2
SG&A excluding one-time items 3,699 $       3,865 $       3,975 $       4,003 $       3,925 $

March 26, 2014